Exhibit 10.21
EXECUTION VERSION
NOTICE OF RESIGNATION AND APPOINTMENT
     This CERTIFICATE OF NOTICE OF RESIGNATION AND APPOINTMENT, dated as of April 30, 2009 (the “Notice of Resignation and Appointment”), is made by and among CTL Holdings II LLC, a Georgia limited liability company (“CTL”), White Oak Global Advisors, LLC, a Delaware limited liability company (“White Oak”) and the Lenders party to the Financing Agreement (as each term is defined below).
     I. Notice of Resignation of CTL as Collateral Agent and Administrative Agent under the Financing Agreement (as defined below).
     A. Pursuant to Section 10.7 of the Financing Agreement, dated as of March 13, 2009 (the “Financing Agreement”), by and among Imperial Life Financing II, LLC, a Georgia limited liability company (the “Borrower”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”) and CTL, as collateral agent for the Lenders (in such capacity, the “Collateral Agent”), and CTL, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), CTL hereby provides the Borrower and the Lenders notice of its resignation as the Collateral Agent and the Administrative Agent under the Financing Agreement effective April 30, 2009.
     B. Notwithstanding the foregoing, all of the provisions of Section 12.15 of the Financing Agreement and any other expense reimbursement, indemnification and exculpation provisions in the Loan Documents (as defined in the Financing Agreement) shall continue to apply to all actions heretofore or hereafter taken in connection with the Loan Documents, including any related to the transition of the agency rights and duties.
     II. Appointment of White Oak as the New Collateral Agent and New Administrative Agent under the Financing Agreement
     A. The Lenders hereby appoint White Oak as the new Collateral Agent and new Administrative Agent under the Financing Agreement effective April 30, 2009. White Oak accepts such appointment. Such appointment shall be effective upon receipt by CTL and White Oak of counterparts of this Notice of Resignation and Appointment duly executed and delivered on behalf of the Required Lenders (as defined in the Credit Agreement).
     B. Each Lender and the Borrower waive the requirement that each Agent provide ten (10) Business Days’ prior written notice of their resignation.
     C. Without limiting Section I(B) hereto in favor of CTL, upon the effectiveness of White Oak’s appointment as the 11 New Collateral Agent and Administrative Agent under the Financing Agreement, all of the provisions of Section 12.15 of the Financing Agreement and any other expense reimbursement, indemnification and exculpation provisions in the Loan Documents shall apply to all actions of White Oak or hereafter taken in connection with the Loan Documents, including any related to the transition of the agency rights and duties.
     This Notice of Resignation and Appointment shall (a) be binding on CTL, White Oak, the Lenders, and the Borrower, and their respective successors and assigns, and (b) inure to the benefit of the CTL, White Oak, the Lenders, the Borrower, and their respective successors and assigns. This Notice of Resignation and Appointment (i) may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, (ii) supersedes all prior discussions, agreements, commitments, arrangements, negotiations or understandings, whether oral or written, of the parties with SRZ-108917342 Agency Resignation & Appointment respect thereto, and (iii) shall be governed by and construed in accordance with the law of the State of New York applicable to contracts made and to be performed within such state.

If this Notice of Resignation and Appointment becomes the subject of a dispute, each of the parties hereto hereby waives trial by jury. This Notice of Resignation and Appointment may be amended, modified or waived only in a writing signed by the parties hereto.
     IN WITNESS WHEREOF, the parties have caused this Notice of Resignation and Appointment to be duly executed and delivered by their respective authorized officers on the date first above written.
     THE UNDERSIGNED HEREBY CONFIRMS THAT, EFFECTIVE APRIL 30, 2009, IT RESIGNS AS THE COLLATERAL AGENT AND ADMINISTRATIVE AGENT UNDER THE FINANCING AGREEMENT ON THE TERMS SET FORTH ABOVE.

CTL HOLDINGS II LLC, as resigning Collateral Agent and Administrative Agent
By:	/s/ Antony Mitchell
	Name:	Antony Mitchell
	Title:	President

THIS NOTICE OF RESIGNATION AND APPOINTMENT IS ACKNOWLEDGED
AND CONSENTED TO BY:
WHITE OAK STRATEGIC MASTER FUND, LP, as a Lender
By: WHITE OAK GLOBAL ADVISORS, LLC, its Investment Advisor

By:	/s/ Ken Masters
	Name:	Ken Masters
	Title:	Managing Member

CTL HOLDINGS II LLC, as a Lender
By:	/s/ Antony Mitchell
	Name:	Antony Mitchell
	Title:	President

IMPERIAL LIFE FINANCING II, LLC, as Borrower

By:	/s/ Beverly F. Gross
	Name:	Beverly F. Gross
	Title:	President